Exhibit (r)

Organization Chart of the Registrant, the Depositor and DLIC Holdings, LLC

Organization Chart

Name	Jurisdiction	% of Voting Shares	Principal Business
Mark R. Walter
DLICM, LLC	Delaware	72.92%	Holding Co.
DLHPII Equity Participation Company, LLC	Delaware	27.08%	Holding Co.
Delaware Life Holdings Parent II, LLC	Delaware	100%	Holding Co.
Delaware Life Holdings Parent, LLC	Delaware	91.89%	Holding Co.
Group 1001, Inc.	Delaware	100%	Holding Co.
Group 1001 Insurance Holdings, LLC	Delaware	100%	Holding Co.
Group One Thousand One Advisory Services, LLC	Delaware	100%	Investment
Group 1001 Distribution Holdings, LLC	Delaware	100%	Holding Co.
Gainbridge Insurance Agency, LLC	Delaware	100%	Insurance Agency
Gainbridge Loyalty Services, LLC	Delaware	100%	Services
Group One Thousand One Services, Inc.	Delaware	100%	Holding Co.
G1001 Advisory Resources, LLC	Delaware	100%	Services
Group 1001 Resources, LLC	Delaware	100%	Services
PSA Realty Company	Pennsylvania	100%	Holding Co.
Group 1001 Indiana Holdings, LLC	Indiana	100%	Holding Co.
Group 1001 Innovation Holdings, LLC	Delaware	100%	Holding Co.
Group 1001 Innovation Properties, LLC	Delaware	100%	Investment
Group 1001 Innovation Lab, LLC	Delaware	100%	Services
Synkato Development, LLC	Indiana	90%	Services
Group 1001 Innovation Development, LLC	Delaware	100%	Services
Group 1001 Innovation Solutions, LLC	Delaware	100%	Services
AxiaTP Holdings, LLC	Delaware	90%	Holding Co.
Axia Technology Partners, LLC	Indiana	100%	Services
DG Telecom, LLC	Indiana	100%	Services
Group 1001 Portfolio Services, LLC	Delaware	100%	Services
DLIC Holdings, LLC	Delaware	100%	Holding Co.
Armstrong STF IV, LLC	Delaware	100%	Investment
Wright SFT III, LLC	Delaware	100%	Investment
Delaware Life (Bermuda) Holdings, Inc.	Delaware	100%	Holding Co.
Delaware Life Marketing, LLC	Delaware	100%	Insurance Agency
Daltonville Capital, LLC	Delaware	100%	Investment
Danetown Funding, LLC	Delaware	100%	Investment
Dansbury Capital, LLC	Delaware	100%	Investment
Delta Lane Funding, LLC	Delaware	100%	Investment
Dixon Canyon Capital, LLC	Delaware	100%	Investment
DLMF1, LLC	Delaware	100%	Investment
Dolomites Range Capital, LLC	Delaware	100%	Investment
Duststorm Road Capital, LLC	Delaware	100%	Investment
Dyewood Forest Capital, LLC	Delaware	100%	Investment
DLIC Sub-Holdings, LLC	Delaware	100%	Holding Co.
Delaware Life Reinsurance (Barbados) Corp.	Barbados	100%	Investment
Delaware Life Insurance Company[1]	Delaware	100%	Insurance
Delaware Life Variable Account A	Delaware	100%	Inactive
Delaware Life Variable Account B	Delaware	100%	Inactive
Delaware Life Variable Account C	Delaware	100%	VA2
Delaware Life Variable Account D	Delaware	100%	VA
Delaware Life Variable Account E	Delaware	100%	VUL[3]

[1]	Statutory basis financial statements are filed with the SEC
[2]	Variable Annuity
[3]	Variable Universal Life

Name	Jurisdiction	% of Voting Shares	Principal Business
Delaware Life Variable Account F4	Delaware	100%	VA
Delaware Life Variable Account G5	Delaware	100%	VUL
Delaware Life Variable Account H5	Delaware	100%	VUL
Delaware Life Variable Account I4	Delaware	100%	VUL
Delaware Life Variable Account K	Delaware	100%	Inactive
Delaware Life Variable Account L	Delaware	100%	VA
Delaware Life Variable Account M5	Delaware	100%	VUL
Delaware Life Variable Account N	Delaware	100%	Inactive
Delaware Life Variable Account O	Delaware	100%	Inactive
DL Private Variable Account A5, 6	Delaware	100%	VA & VUL
Keyport Life Ins. Co. Separate Account P5, 6	Delaware	100%	VA & VUL
Keyport Life Ins. Co. Separate Account Q5, 6	Delaware	100%	VA & VUL
Delaware Life Separate Account R5, 6	Delaware	100%	VA & VUL
Delaware Life Separate Account S5, 6	Delaware	100%	VA & VUL
KMA Variable Account	Delaware	100%	VA
Keyport Variable Account A	Delaware	100%	VA
Keyport Variable Account I	Delaware	100%	VUL
Delaware Life WSA Separate Account	Delaware	100%	Inactive
Delaware Life Insurance Company of New York[1]	New York	100%	Insurance
Delaware Life (N.Y.) Variable Account A	New York	100%	VA
Delaware Life (N.Y.) Variable Account B	New York	100%	VA
Delaware Life (N.Y.) Variable Account C	New York	100%	VA
Delaware Life (N.Y.) Variable Account D	New York	100%	VUL
Delaware Life (N.Y.) Variable Account F	New York	100%	Inactive
Delaware Life (N.Y.) Variable Account G	New York	100%	Inactive
Delaware Life (N.Y.) Variable Account H5	New York	100%	VUL
Delaware Life (N.Y.) Variable Account J	New York	100%	Inactive
Delaware Life (N.Y.) Separate Account L5, 6	New York	100%	VA & VUL
Delaware Life (N.Y.) Separate Account M5, 6	New York	100%	VA & VUL
Delaware Life (N.Y.) Variable Account N	New York	100%	Inactive
KBL Variable Account A	New York	100%	VA
KBL Variable Annuity Account	New York	100%	Inactive
Keyport Variable Account E6	New York	100%	VA
Delaware Life Reinsurance (U.S.) Corp.	Oklahoma	100%	Insurance
DL Private Placement Investment Company I, LLC	Delaware	100%	PPVUL6/PPVA[7]
Clarendon Insurance Agency, Inc.	Massachusetts	100%	Broker Dealer
Delaware Life 1099 Reporting Company, LLC	Delaware	100%	Services
DL Investment Holdings 2016-1, LLC	Delaware	100%	Investment
DL Investment Holdings 2016-2, LLC	Delaware	100%	Investment
DL Reinsurance Company	Delaware	100%	Insurance
DL Service Holdings, LLC	Alaska	100%	Inactive
IDF IX, LLC	Delaware	100%	PPVUL
NCS Franklin Park, LLC	Delaware	100%	Investment
Ellendale Insurance Agency, LLC	Delaware	100%	Insurance Agency
EDIA Funding I, LLC	Delaware	100%	Investment
EDIA Funding III, LLC	Delaware	100%	Investment
EDIA Funding IV, LLC	Delaware	100%	Investment
EDL Holdings, LLC	Delaware	100%	Investment
EDIA Funding II, LLC	Delaware	100%	Investment
ELND Collateral Company II, LLC	Delaware	100%	Investment
EDL Holdings II, LLC	Delaware	100%	Investment
ELND Collateral Company Parent, LLC	Delaware	100%	Investment

[4]	Separate financial statements are filed with the SEC
[5]	Separate financial statements are filed with the SEC
[6]	Private Placement Variable Universal Life
[7]	Private Placement Variable Annuity

Name	Jurisdiction	% of Voting Shares	Principal Business
Clear Spring PC Holdings, LLC	Delaware	80%	Holding Co.
Clear Spring PC Acquisition Corp.	Delaware	100%	Holding Co.
Clear Spring Property and Casualty Company	Texas	100%	Insurance
Lackawanna Casualty Company	Texas	100%	Insurance
Lackawanna American Insurance Company	Texas	100%	Insurance
Lackawanna National Insurance Company	Texas	100%	Insurance
Clear Spring Health Holdings, LLC	Delaware	100%	Holding Co.
Clear Spring Health Management Services, LLC	Delaware	100%	Services
Clear Spring Health of Illinois, Inc.	Illinois	100%	Insurance
Clear Spring Health Insurance Company	Arizona	100%	Insurance
Clear Spring Health (CO), Inc.	Colorado	100%	Insurance
Clear Spring Health (VA), Inc.	Virginia	100%	Insurance
Clear Spring Health Community Care, Inc.	Illinois	100%	Insurance
Eon Health Plan, LLC	Delaware	100%	Holding Co.
Clear Spring Health (GA), Inc.	Georgia	100%	Insurance
Clear Spring Health (SC), Inc.	South Carolina	100%	Insurance
Healthcare Distribution Partners, LLC	Delaware	50%	Insurance Agency
CSLIC Holdings, LLC	Delaware	100%	Holding Co.
STFP Aggregator I, LLC	Delaware	100%	Investment
STFP Aggregator II, LLC	Delaware	100%	Investment
STFP Aggregator III, LLC	Delaware	100%	Investment
GL Acquisition Defeasance Co. LLC	Delaware	100%	Holding Co.
GL Marketing, LLC	Delaware	100%	Insurance Agency
Gallahan Funding, LLC	Delaware	100%	Investment
Geiger Funding, LLC	Delaware	100%	Investment
GLMF1, LLC	Delaware	100%	Investment
Grayson Road Capital, LLC	Delaware	100%	Investment
Grovewood Funding, LLC	Delaware	100%	Investment
Guggenheim Life and Annuity Company	Delaware	100%	Insurance
Clear Spring Life Insurance Company	Texas	100%	Insurance
Guggenheim Life Reinsurance (U.S.) Corporation	Delaware	100%	Inactive
Saganaw Insurance Agency, LLC	Delaware	100%	Insurance Agency
Saganaw Receivables, LLC	Delaware	100%	Investment
Elsmere Insurance Agency, LLC	Delaware	100%	Insurance Agency
Efland Funding 2015-1, LLC	Delaware	100%	Investment
Efland Funding 2015-2, LLC	Delaware	100%	Investment
Efland Funding 2015-3, LLC	Delaware	100%	Investment
Efland Funding 2015-4, LLC	Delaware	100%	Investment
Efland Funding 2016-1, LLC	Delaware	100%	Investment
Efland Funding 2016-2, LLC	Delaware	100%	Investment
Efland Parent 2015-3, LLC	Delaware	100%	Investment
Efland Parent 2016-1, LLC	Delaware	100%	Investment
ELSL Funding V, LLC	Delaware	100%	Investment
ELSL Funding, VI, LLC	Delaware	100%	Investment
ELSL Funding VII, LLC	Delaware	100%	Investment
Elsmere Renewable Energy, LLC	Delaware	100%	Investment
GLAC GBM Investco, LLC	Delaware	100%	Investment
GLAC Investment Holdings, LLC	Delaware	100%	Investment
GLAC Investment Holdings II, LLC	Delaware	100%	Investment
GLAC Investment Holdings III, LLC	Delaware	100%	Investment
Guggenheim Life 1099 Reporting Company, LLC	Delaware	100%	Services
IDF I, LLC	Delaware	100%	Investment
IDF II, LLC	Delaware	100%	Investment
Paragon GBM Investco, LLC	Delaware	100%	Investment
Renewable Energy Investors, LLC	Delaware	100%	Investment

Name	Jurisdiction	% of Voting Shares	Principal Business
Retail Investors III, LLC	Delaware	100%	Investment
FD Orange Beach 859, LLC	Delaware	100%	Investment
NE Lewiston 820, LLC	Delaware	100%	Investment
GW Phoenix 799, LLC	Delaware	100%	Investment
NC Lincolnshire 624, LLC	Delaware	100%	Investment
NC Little Rock 642, LLC	Delaware	100%	Investment
NC Naperville 623, LLC	Delaware	100%	Investment
SE Sacramento 1224, LLC	Delaware	100%	Investment
SE Union City 1247, LLC	Delaware	100%	Investment
TLEXP Ellisville 926, LLC	Delaware	100%	Investment
TLEXP Kansas City 1250, LLC	Delaware	100%	Investment
TLEXP Overland Park 978, LLC	Delaware	100%	Investment
TLEXP St. Peters 899, LLC	Delaware	100%	Investment
TLEXP St. Peters 1200, LLC	Delaware	100%	Investment
GM Lansing 824, LLC	Delaware	100%	Investment
JL Appleton 980, LLC	Delaware	100%	Investment
JL Bentonville 1412, LLC	Delaware	100%	Investment
JL Cypress 821, LLC	Delaware	100%	Investment
JL Cypress 894, LLC	Delaware	100%	Investment
JL Hamburg 1301, LLC	Delaware	100%	Investment
JL Huntley 797, LLC	Delaware	100%	Investment
JL Irondequoit 1252, LLC	Delaware	100%	Investment
JL Joplin 1391, LLC	Delaware	100%	Investment
JL Katy 916, LLC	Delaware	100%	Investment
JL Milwaukee 1397, LLC	Delaware	100%	Investment
JL Nicholasville 1389, LLC	Delaware	100%	Investment
JL Normal 1378, LLC	Delaware	100%	Investment
JL Plover 1320, LLC	Delaware	100%	Investment
JL Porter 1414, LLC	Delaware	100%	Investment
JL Princeton 1332, LLC	Delaware	100%	Investment
JL Rib Mountain 1319, LLC	Delaware	100%	Investment
JL Romeoville 1318, LLC	Delaware	100%	Investment
JL Somers 1403, LLC	Delaware	100%	Investment
JL Spring 1384, LLC	Delaware	100%	Investment
JL Springdale 1357, LLC	Delaware	100%	Investment
JL Sycamore 1379, LLC	Delaware	100%	Investment
JLSB For Smith 1405, LLC	Delaware	100%	Investment
Stonebriar JL Henrietta 1273, LLC	Delaware	100%	Investment
Tomorrow, LLC	Delaware	100%	Investment
R.V.I. Manager, LLC	Delaware	100%	Holding Co.
R.V.I. Holdings, LLC	Delaware	100%	Holding Co.
R.V.I. Acquisition Holdings, LLC	Delaware	100%	Holding Co.
R.V.I. Guaranty Co., Ltd.	Bermuda	100%	Insurance
169 Lackawanna Avenue, LLC	New Jersey	85.05%	Investment
2700 Miamisburg-Centerville Road, LLC	Ohio	100%	Investment
R.V.I America Corporation	Delaware	100%	Holding Co.
R.V.I. America Insurance Company	Delaware	100%	Insurance
1108 State RA, LLC	New York	100%	Investment
6800 Greenwell Springs Road, LLC	Delaware	100%	Investment
3175 West Dupont Ave, LLC	West Virginia	100%	Investment
7109 Harvard Avenue, LLC	Ohio	100%	Investment
160 Washington Avenue, LLC	New Jersey	100%	Investment
169 Lackawanna Avenue, LLC	New Jersey	14.95%	Investment
700 West Lincoln Highway, LLC	Illinois	100%	Investment
R.V.I. Services Co., Inc.	Connecticut	100%	Services
Transition Services, Inc.	Delaware	100%	Services
RVI Analytical Services, Inc.	Delaware	100%	Services